UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 31, 2017

ENGlobal Corporation
(Exact Name of Registrant as Specified in Charter)

NEVADA	001-14217	88-0322261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914

(Address of Principal Executive Offices) (Zip Code)

281-878-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On March 31, 2017, ENGlobal Corporation, a Nevada corporation (the “Company”) issued a termination notice to Regions Bank, an Alabama bank (the “Lender”), to terminate all Commitments on the Termination Date of March 31, 2017 and to satisfy in full all Loans and other non-contingent obligations of Borrowers (as defined below) to Lender outstanding on the effective date of such termination, except for the Excluded Obligations, under the Loan and Security Agreement dated as of September 16, 2014 (as amended, the “Loan Agreement ”) by and between the Company and its subsidiaries, ENGlobal U.S., Inc., a Texas corporation (“ENGlobal US ”), ENGlobal Government Services, Inc., a Texas corporation (“ ENGlobal Government” and, together with the Company and ENGlobal US, the “Borrowers”), ENGlobal International, Inc., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), and ENGlobal Emerging Markets, Inc., a Texas corporation (“ENGlobal Emerging Markets” and, together with ENGlobal International, the “Guarantors” and, together with the Borrowers, the “Loan Parties”). The Excluded Obligations are related to cash collateral to secure outstanding letters of credit, indemnity obligations, and obligations associated with depository accounts and Depository Agreements. The Lender issued a Payoff Termination Letter on the same date establishing the Termination Date as March 31, 2017. The Company did not incur any material early termination penalties in connection with the termination. The Company expects to continue to utilize Regions Bank for its deposit accounts and for its outstanding Letter of Credit in the amount of $659,683. The Loan Agreement and the description thereof are incorporated by reference to our Current Reports on Form 8-K filed with the SEC on September 17, 2014, April 21, 2015 and June 17, 2016. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

The Company believes its current cash on hand, internally generated funds and other working capital is sufficient to fund its current operations and that the elimination of the Loan Agreement will significantly reduce costs to the Company. Not having access to the Loan Agreement or a replacement credit facility may limit the Company’s ability to engage in certain business activities or negatively impact is financial condition, as further discussed in the Company’s Annual Report on Form 10-K.

Forward-Looking Statements

This filing includes “forward-looking statements.” Words such as “may,” “may not,” “believes,” “do not believe,” “expects,” “do not expect,” “anticipates,” “ anticipated," “do not anticipate,” “see,” “do not see,” “should,” “possible,” or other similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Company’s current views about future events. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations and financial performance. The Company does not undertake any duty to update any forward-looking statement, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation

Date: April 6, 2017	By:	/s/ Tami L. Walker
	Name:	Tami L. Walker
	Title:	General Counsel and Secretary